UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: October 4, 2023

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On October 4, 2023, Oragenics, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Odyssey Health, Inc., f/k/a Odyssey Group International, Inc., a Nevada corporation (“Odyssey”). Pursuant to the Purchase Agreement, the Company has agreed to purchase and assume, and Odyssey has agreed to sell and assign, certain assets and certain liabilities related to a segment of Odyssey’s business focused on developing medical products that treat brain related illnesses and diseases (the “Purchased Assets”) in exchange for (i) $1,000,000 in cash and 8,000,000 shares of convertible Series F Preferred Stock (“Series F Preferred Stock”), on and subject to the terms and conditions set forth therein (such transaction, the “Odyssey Asset Purchase”). The Purchased Assets include drug candidates for treating mild traumatic brain injury (mTBI), also known as concussion, and for treating Niemann Pick Disease Type C (NPC), as well as Odyssey’s proprietary powder formulation and its nasal delivery device.

The cash is to be paid in two installments: $500,000 upon the execution of the Purchase Agreement and $500,000 upon the earlier of (a) the closing of the Purchase Agreement (the “Closing), (b) within three (3) business days after the date that Odyssey has obtained its stockholders’ approval approving the Odyssey Asset Purchase and (c) immediately upon the Company’s wrongful termination of the Purchase Agreement in breach of the Purchase Agreement.

At the Closing, the Company will issue 8,000,000 shares of Series F Preferred Stock to Odyssey. The Company’s board of directors has “blank-check” authority to create new classes of preferred stock. The Company anticipates filing a Certificate of Designation to create the Series F Preferred Stock prior to Closing. A copy of the proposed Certificate of Designation is attached as an exhibit to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Below is a summary of the rights and preferences of the Series F Preferred Stock as contained in the proposed Certificate of Designation:

1.	Liquidation Preference. The Series F Preferred Stock is economically equivalent to the Company’s common stock. Upon liquidation, it is at parity with the common stock and junior to Company’s outstanding Class A and B Preferred Stock and Series E Mirroring Preferred Stock.

2.	Dividends. No dividends shall be paid on shares of the Series F Preferred Stock.

3.	Voting. The Series F Preferred Stock has no voting rights, except as required by applicable law and except for limited protective voting rights specifically set forth in Certificate of Designation.

4.	Conversion. The Series F Preferred Stock is convertible (and will automatically convert) into Common Stock on a 1 for 1 basis (subject to customary adjustments) on the date (that is after the Closing) that the Company’s shareholders approve (a) the issuance of Common Stock upon the conversion of the Series F Preferred Stock, in compliance with NYSE rules, and (b) an increase in Company’s authorized Common Stock from 4,166,666 to 350,000,000. The Company anticipates presenting such matters to its shareholders at its upcoming annual meeting, which it anticipates will occur on December 14, 2023. However, even once such shareholder approvals are obtained, pursuant to the Certificate of Designation, Odyssey cannot convert shares of Series F Preferred Stock into more than 19.9% of the Company’s Common Stock outstanding as of the execution of the Purchase Agreement until (i) the Company shall have applied for and been approved for initial listing on the NYSE American or another national securities exchange or shall have been delisted from the NYSE American, and (ii) if required by the rules of the NYSE American, the Company’s shareholders shall have approved any change of control that could be deemed to occur upon the conversion of the Series F Preferred Stock into Common Stock, based on the facts and circumstances existing at such time.

5.	Preemptive Rights. No holders of Series F Preferred Stock will, as holders of Series F Preferred Stock, have any preemptive rights to purchase or subscribe for our Common Stock or any of our other securities.

6.	Redemption, The Series F Preferred Stock is not redeemable by the Company.

7.	Trading Market. There is no established trading market for any of the Series F Preferred Stock, and the Company does not expect a market to develop. The Company does not intend to apply for a listing for any of the Series F Preferred Stock on any securities exchange or other nationally recognized trading system.

The closing of the Odyssey Asset Purchase is expected to close at the end of the fourth quarter of 2023, subject to the satisfaction of customary closing conditions, of which there can be no assurance. The closing conditions include: (1) Odyssey shall have obtained all required consents to the Odyssey Asset Purchase; (2) Odyssey shall have obtained its shareholders’ approval to the Odyssey Asset Purchase; (3) the Company’s shareholders shall have approved (a) the increase in the Company’s authorized Common Stock from 4,166,666 to 350,000,000 and (b) the conversion of the Series F Preferred Stock into Common Stock; (4) no material adverse change shall have occurred to the Purchased Assets; (5) the Company must have at least $5,000,000 in cash at Closing; and (6) the Company must have completed its due diligence of the Purchased Assets to its satisfaction.

The Purchase Agreement also includes customary representations, warranties, and covenants. The Purchase Agreement also contains indemnification rights for each of the Company and Odyssey for breaches of representations, warranties, and covenants. The Purchase Agreement contemplates the execution of certain customary ancillary agreements and documents to be delivered at Closing.

The above description of the Purchase Agreement and Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference, and the Certificate of Designation, which is attached as an exhibit to the Purchase Agreement. The Purchase Agreement governs the contractual rights between the parties in relation to the Odyssey Asset Purchase. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Asset Purchase and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosure regarding any facts and circumstances relating to the Company.

The representations, warranties, and covenants contained in the Purchase Agreement have been made solely for the purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; are not intended as statements of fact to be relied upon by the parties’ shareholders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. Except as specifically set forth in the Purchase Agreement, security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The acquisition of the Purchased Assets from Odyssey involve various risks, including without limitation those set forth in Item 8.01 below.

Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the ability of Odyssey and the Company to successfully close the Purchase Agreement; the ability of the Company to timely and successfully achieve the anticipated benefits of acquiring the Odyssey assets; and the Company’s future performance, business prospects, events and product development plans. These forward-looking statements are based on management’s beliefs and assumptions and information currently available. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions that do not relate solely to historical matters identify forward-looking statements. Investors should be cautious in relying on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in any such forward-looking statements. These factors include, but are not limited to, the following: the Company’s ability increase its authorized shares of Common Stock; the Company’s ability to obtain a quorum at future shareholders meetings; the Company’s ability to obtain its shareholders’ approval for the (a) the increase in the Company’s authorized Common Stock from 4,166,666 to 350,000,000 and (b) the conversion of the Series F Preferred Stock into Common Stock; whether or not all of the closing conditions to the Odyssey transaction will be satisfied and otherwise whether the Company will be able to successfully close the Odyssey transaction; the Company’s ability to obtain necessary funding, non-dilutive or otherwise, for the development of its product candidates, including its vaccine and lantibiotic assets and, if the Odyssey transaction successfully closes, the concussion asset; the Company’s ability to advance the development of its vaccine candidate and lantibiotics candidate (and, if the Odyssey transaction successfully closes, the concussion asset) under the timelines and in accord with the milestones it projects; the regulatory application process, research and development stages, and future clinical data and analysis relating to vaccines and lantibiotics, including any meetings, decisions by regulatory authorities, such as the FDA and Canadian regulatory authorities and investigational review boards, whether favorable or unfavorable; the potential application of the Company’s vaccine candidate to variants and other coronaviruses; the Company’s ability to obtain, maintain and enforce necessary patent and other intellectual property protection and license agreements; the nature of competition and development relating to COVID-19 immunization and therapeutic treatments and demand for vaccines and antibiotics; the Company’s and/or Odyssey’s expectations as to the outcome of preclinical studies, nasal administration, transmission, manufacturing, storage and distribution; other potential adverse impacts such as delays in regulatory review, manufacturing delays and supply chain issues, adverse impacts on healthcare systems and disruption of the global economy; the ability to sustain compliance with the Company’s exchange listing requirements; and general economic and market conditions and risks, as well as other uncertainties described in our filings with the U.S. Securities and Exchange Commission. All information set forth in this press release is as of the date hereof. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by law.

Item 8.01. Other Information.

On October 5, 2023, the Company issued a press release announcing the signing of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

RISK FACTORS.

The acquisition of the Purchased Assets from Odyssey involve various risks, including without limitation the following risks. You should carefully consider the risks described below before making an investment decision in our securities. These risk factors are effective as of the date of this Current Report on Form 8-K and shall be deemed to be modified or superseded to the extent that a statement contained in our future filings modifies or replaces such a statement. If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. In that case, the trading price of our stock could decline, and you may lose all or part of your investment.

We may not be able to successfully consummate the Odyssey Asset Purchase.

The closing of the Odyssey Asset Purchase is subject to various closing conditions, including without limitation the following: (1) Odyssey shall have obtained all required consents to the Odyssey Asset Purchase; (2) Odyssey shall have obtained its shareholders’ approval to the Odyssey Asset Purchase; (3) the Company’s shareholders shall have approved (a) the increase in the Company’s authorized Common Stock from 4,166,666 to 350,000,000 and (b) the conversion of the Series F Preferred Stock into Common Stock; (4) no material adverse change shall have occurred to the Purchased Assets; (5) the Company must have at least $5,000,000 in cash at Closing; and (6) the Company must have completed its due diligence of the Purchased Assets to its satisfaction. There can be no assurances that such conditions will be satisfied. The Company previously has had difficulty in obtaining a quorum at its shareholders meetings. If the Company does not establish a quorum at its next shareholders meeting or does not receive sufficient votes in favor of the increase in its authorized Common Stock or to approve the conversion of the Series F Preferred Stock into Common Stock, the Company may be unable to consummate the Odyssey Asset Purchase. In such event, either party to the Purchase Agreement may terminate the agreement and the Company may and likely will be unable to obtain the return of the cash payment made to Odyssey. Failure to consummate the Odyssey Asset Purchase may also make it more difficult for the Company to raise additional capital. As previously disclosed, we need to raise additional capital to complete the development and commercialization of our product candidates and operate our business.

We may have difficulty raising additional capital, which could deprive us of the resources necessary to implement our business plan, which would adversely affect our business, results of operation and financial condition.

Whether or not we successfully consummate the Odyssey Asset Purchase, we need to raise additional capital to fund the development and commercialization of our product candidates and to operate our business. The need to raise additional capital is expected to increase if we successfully consummate the Odyssey Asset Purchase. Part of the purchase price we are paying Odyssey is $1,000,000 in cash. Additionally, if we consummate the Odyssey Asset Purchase, we expect our operating expenses to increase, both due to additional employment costs and operating costs required to pursue the development of the assets we hope to purchase from Odyssey. In order to support the initiatives envisioned in our business plan, we will need to raise additional funds through the sale of assets, public or private debt or equity financing, collaborative relationships or other arrangements. If our operations expand faster or at a higher rate than currently anticipated, we may require additional capital sooner than we expect. We are unable to provide any assurance or guarantee that additional capital will be available when needed by our company or that such capital will be available under terms acceptable to our company or on a timely basis.

Our ability to raise additional financing depends on many factors beyond our control, including the state of capital markets, the market price of our common stock and the development or prospects for development of competitive products by others. If additional funds are raised through the issuance of equity, convertible debt or similar securities of our company, the percentage of ownership of our company by our company’s stockholders will be reduced, our company’s stockholders may experience additional dilution upon conversion, and such securities may have rights or preferences senior to those of our common stock. The preferential rights granted to the providers of such additional financing may include preferential rights to payments of dividends, super voting rights, a liquidation preference, protective provisions preventing certain corporate actions without the consent of the fund providers, or a combination thereof. We are unable to provide any assurance that additional financing will be available on terms favorable to us or at all.

If adequate funds are not available or are not available on acceptable terms, our ability to take advantage of the potential of assets acquired from Odyssey will be limited significantly. With limited capital, we expect to continue to scale back or delay implementation of research and development of our lantibiotics and Covid programs and may choose instead to focus the limited capital on the concussion asset purchased from Odyssey. Thus, the unavailability of capital could substantially harm our business, results of operations and financial condition.

Our success with regard to the Purchased Assets depends on the viability of our business strategy with regard to those assets, which is unproven and may be unfeasible.

Our revenue and income potential with regard to the Odyssey Purchased Assets, in particular the concussion asset, are unproven, and we continue to develop our strategy for such assets. Our anticipated business model is based on a variety of assumptions based on a growing trend in the healthcare systems in the United States and many other countries. These assumptions may not reflect the business and market conditions we actually face. As a result, our operating results could differ materially from those projected under our business model, and our business model may prove to be unprofitable.

The product candidate ONP-002 (the concussion asset) being developed by Odyssey, which development we will continue if we successfully consummate the Odyssey Asset Purchase, is in its early stages and will require extensive testing and clinical trials before it is commercialized. There is no guarantee that ONP-002 will be approved for commercial use.

The product candidate ONP-001 (the potential treatment for Niemann Pick Disease Type C) we are acquiring from Odyssey, is in its early stages and will require extensive testing and clinical trials before it is commercialized. There is no guarantee that ONP-001 will be approved for commercial use. Odyssey currently owns only 50% of the intellectual property related thereto. The other 50% is owned by a third party. The joint venture with that third party has not been finalized.

If we fail to obtain marketing authorization for these product candidates, our business, financial condition, and results of operations will be materially adversely affected.

There are substantial inherent risks in attempting to commercialize newly developed products, and, as a result, we may not be able to successfully develop the new products acquired from Odyssey.

If we successfully consummate the Odyssey Asset Purchase, we hope to conduct research and development of the purchased technologies. However, commercial feasibility and acceptance of such product candidates are unknown. Scientific research and development require significant amounts of capital and takes an extremely long time to reach commercial viability, if at all. During the research and development process, we may experience technological barriers that we may be unable to overcome. Because of these uncertainties, it is possible that some of our future product candidates will never be successfully developed. If we are unable to successfully develop new products, we may be unable to generate new revenue sources or build a sustainable or profitable business.

Additionally, if we successfully consummate the Odyssey Asset Purchase, since we operate with limited resources and staff, our attention and resources will be diverted away from our existing lantibiotic and Covid programs, possibly resulting in further delays in the development and commercialization of such programs.

We will need to achieve commercial acceptance of our products, if cleared or approved, to generate revenues and achieve profitability.

If we successfully consummate the Odyssey Asset Purchase, superior products may be introduced that compete with the Purchased Assets, which would diminish or extinguish the uses for the products candidates acquired from Odyssey, if cleared or approved. We cannot predict when significant commercial market acceptance for such products, if cleared or approved, will develop, if at all, and we cannot reliably estimate the projected size of any such potential market. If markets fail to accept such products, then we may not be able to generate revenue from them. Our revenue growth and achievement of profitability will depend substantially on our ability to introduce new products that are accepted by customers. Our competitors in the industry are predominantly large companies with longer operating histories, with significantly easier access to capital and other resources and an established product pipeline than us. There can be no assurance that we will be able to establish ourselves in our targeted markets, or, if established, that we will be able to maintain our market position, if any. Our commercial opportunity may be reduced if our competitors develop new or improved products that are more convenient, more effective or less expensive than our product candidates are. Competitors also may obtain FDA or other regulatory marketing authorization for their products more rapidly or earlier than we may obtain marketing authorization for ours, which could result in our competitors establishing a strong market position before we are able to enter the market. If we are unable to cost-effectively achieve acceptance of our products by customers, or if our products do not achieve wide market acceptance, then our business will be materially and adversely affected.

The products candidates we hope to acquire from Odyssey are still in development, and Odyssey has not obtained authorization from any regulatory agency to commercially distribute such products in any country and we may never obtain such authorizations.

We currently have no products authorized for commercial distribution in either the United States, Europe or any other country. Similarly, the products candidates we hope to acquire from Odyssey are still in development. Like the product candidates we are developing, the Purchased Assets require regulatory clearance or approvals. We cannot begin marketing and selling product candidates until we obtain applicable authorizations from the applicable regulatory agencies. The process of obtaining regulatory authorization is expensive and time-consuming and can vary substantially based upon, among other things, the type, complexity and novelty of a product candidate. Changes in regulatory policy, changes in or the enactment of additional statutes or regulations, or changes in regulatory review for each submitted product application may cause delays in the authorization of a product candidate or rejection of a regulatory application altogether.

The FDA has substantial discretion in the review process and may refuse to accept our application or may decide that data are insufficient to grant the request and require additional pre-clinical, clinical, or other studies. In addition, varying interpretations of the data obtained from pre-clinical and clinical testing could delay, limit, or prevent marketing authorization from the FDA or other regulatory authorities. Any marketing authorization from the FDA we ultimately obtain may be limited or subject to restrictions or post-market commitments that render the product candidate not commercially viable. If our attempts to obtain marketing authorization are unsuccessful, we may be unable to generate sufficient revenue to sustain and grow our business, and our business, financial condition, and results of operations will be materially adversely affected.

We are, and will continue to be, dependent in significant part on outside scientists and third-party research institutions for our research and development in order to be able to commercialize our product candidates.

We currently have a limited number of employees and resources available to perform the research and development necessary to commercialize our product candidates and potential future product candidates. We therefore rely, and will continue to rely, on third-party research institutions, collaborators and consultants for this capability. This will remain the case if we successfully consummate the Odyssey Asset Purchase. As previously announced, we recently exercised our option under our lease with Hawley-Wiggins, LLC, a Florida Limited Liability Company (the “Landlord”), for the building located in Progress Park and known as 13700 Progress Boulevard, Alachua, Florida 32615 (the “Lease”) to terminate the Lease by paying nine (9) months of advance rent, plus prorated rent for the month of September, plus applicable sales tax. In addition to the termination of the Lease, the Company eliminated two staff positions and Dr. Martin Handfield transitioned from an employee of the Company to a consultant. Dr. Handfield continues to be available to provide support services on an hourly basis through a consulting agreement. Dr. Handfield’s employment agreement was terminated in accordance with its terms. The Alachua lease contained the laboratory where some of the research and development for the lantibiotic program was undertaken. The Company expects to continue its research and development of lantibiotics to fight infectious diseases as capital resources become available and would look to use laboratory facilities of third parties as considered necessary. While the Company continues to seek additional funding, it is taking steps to reduce the use of its cash resources, which include the determination to terminate the Lease.

We are heavily dependent upon the ability and expertise of our management team and a very limited number of employees and the loss of such individuals could have a material adverse effect on our business, operating results or financial condition.

We currently have a very small management team. Our success is dependent upon the ability, expertise and judgment of our senior management. While employment agreements are customarily used as a primary method of retaining the services of key employees, these agreements cannot assure the continued services of such employees. Any loss of the services of such individuals could have a material adverse effect on our business, operating results or financial condition.

We believe that our future success with regard to the assets we hope to purchase from Odyssey will depend significantly on the skills and efforts of Joseph Michael Redmond, President and CEO of Odyssey, and possibly other key personnel. We expect that Mr. Redmond will join the Oragenics’ management team upon the closing of the Odyssey Asset Purchase. The loss of the services of any of these individuals could harm our ability to successfully pursue the development of the Purchased Assets. If any of our executive officers or key employees left or was seriously injured and unable to work and we were unable to find a qualified replacement and/or to obtain adequate compensation for such loss, we may be unable to manage our business, which could harm our operating results and financial condition.

If we successfully consummate the Odyssey Asset Purchase, we anticipate growth in our business and increased costs, and any inability to manage such growth could harm our business.

Our success will depend, in part, on our ability to effectively manage our growth and expansion. Any growth in, or expansion of, our business is likely to continue to place a significant strain on our management and administrative resources, infrastructure and systems. In order to succeed, we will need to continue to implement management information systems and improve our operating, administrative, financial and accounting systems and controls. We will also need to train new employees and maintain close coordination among our executive, accounting, finance and operations organizations. These processes are time-consuming and expensive, will increase management responsibilities and will divert management attention. Our inability or failure to manage our growth and expansion effectively could substantially harm our business and adversely affect our operating results and financial condition.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement
99.1	Press Release dated October 5, 2023.
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 5, 2023.

ORAGENICS, INC. (Registrant)

BY:	/s/ Janet Huffman
Janet Huffman, Chief Financial Officer